Designated Filer:

Basswood Capital Management, L.L.C.
Issuer & Ticker Symbol:

Regional Management Corp. [RM]
Date of Event Requiring Statement:                             November 9, 2026

Exhibit 99.3 - Joint Filers’ Signatures

/s/ Matthew Lindenbaum
Matthew Lindenbaum

/s/ Bennett Lindenbaum
Bennett Lindenbaum

Basswood Capital Management, L.L.C.
By: /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

Basswood Financial Long Only Fund, LP
By: Basswood Capital Management, L.L.C.
By: /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

Designated Filer:

Basswood Capital Management, L.L.C.
Issuer & Ticker Symbol:

Regional Management Corp. [RM]
Date of Event Requiring Statement:                             November 9, 2026

Basswood Opportunity Partners, LP
By: Basswood Capital Management, L.L.C.
By:  /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member

Basswood Financial Fund, LP
By: Basswood Capital Management, L.L.C.
By:  /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member
Basswood Financial Fund, Ltd.
By: Basswood Capital Management, L.L.C.
By:  /s/ Matthew Lindenbaum
Name: Matthew Lindenbaum
Title: Managing Member